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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223


                         Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2002 through September 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

                                    PIONEER
                            -----------------------
                                   STRATEGIC
                                     INCOME
                                      FUND

                                     Annual
                                     Report

                                    9/30/03

                                 [LOGO] PIONEER
                                        Investments (R)

 Table of Contents
-------------------------------------------------------------------------------
Letter to Shareowners                                                         1

Portfolio Summary                                                             2

Performance Update                                                            3

Portfolio Management Discussion                                               7

Schedule of Investments                                                      10

Financial Statements                                                         26

Notes to Financial Statements                                                34

Report of Independent Auditors                                               42

Trustees, Officers and Service Providers                                     43

Programs and Services for Pioneer Shareowners                                50

Retirement Plans from Pioneer                                                52

Pioneer Strategic Income Fund

================================================================================
LETTER TO SHAREOWNERS 9/30/03
================================================================================

Dear Shareowners,
--------------------------------------------------------------------------------

The stock market rally that began last spring extended into late summer as signs of an economic recovery accumulated. Gross domestic product, a tally of all goods and services produced in the United States, expanded, thanks to increased personal consumption, housing and business spending, low short-term interest rates and lower taxes on individuals. While broader market indicators managed small gains, the NASDAQ Composite rose sharply in the third quarter as investors sensed that companies might soon boost technology outlays. September's dip in consumer expectations linked to slow job creation, plus cutbacks in OPEC oil production, drove markets off their highest levels. Investors also kept an eye on the news, as U.S. troops came under daily fire in Iraq and tensions elsewhere remained.

As the economy appeared to strengthen, investors who had sought safety in U.S. Treasury issues grew less risk-averse. As a result, corporate bonds moved broadly higher and the Treasury bond rally stalled. Some of the biggest gains were recorded among lower-rated, high-yield bonds whose issuers often depend on a strong economy to boost earnings. Bonds in emerging and developed markets also did well, as economies stabilized and currencies rose against the slumping U.S. dollar.

--------------------------------------------------------------------------------
Pioneer's new president

Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments U.S.A. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held senior financial positions. "I am excited and honored to have the opportunity to lead Pioneer as it continues to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including developing new products that can meet the wider needs of investors and the advisers who serve them."
--------------------------------------------------------------------------------

Stocks and bonds, bonds and stocks

Over the past few years, investor sentiment has swung from stocks to bonds and back again, from U.S. government securities to corporate and international issues. Each sector has spent time in the spotlight or backstage, delivering periods of stronger or weaker performance relative to one another.

With sectors constantly moving in and out of favor, how can you increase your chances of holding investments that are performing well? By owning several kinds of securities, not just one or two. Through a process called asset allocation, you can create an investment mix that reflects your needs, taking into account such factors as your age, your financial goals and their timing, and, of course, your comfort level where risk is concerned.

Asset allocation is only one area in which a qualified investment professional can serve you well. Ask your advisor to review how shifting markets may have affected your asset allocation recently. And if you've never thought about asset allocation before, now is the best time to start.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.


Respectfully,

/s/ OSBERT HOOD

Osbert Hood, President and Chief Executive Officer
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income Fund

================================================================================
PORTFOLIO SUMMARY 9/30/03
================================================================================

 Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

        [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Corporate Bonds                                                            53.0%
U.S. Government Agency Obligations                                         19.1%
Foreign Government Bonds                                                   10.8%
Convertible Corporate Bonds                                                 6.2%
Temporary Cash Investments                                                  5.5%
U.S. Treasury Obligations                                                   3.4%
Asset-Backed Securities                                                     1.6%
Supranational Bonds                                                         0.4%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

        [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Below BBB                                                                  51.8%
Treasury/Agency                                                            29.3%
AAA                                                                         0.1%
AA                                                                          2.3%
A                                                                           0.3%
BBB                                                                        16.2%


 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

    1. Government National Mortgage Association, 6.0%, 3/15/33         2.64%
    2. Government of France, 3.0%, 7/25/09                             2.12
    3. U.S. Treasury Notes, 3.0%, 7/15/12                              1.81
    4. Government of Sweden, 5.25%, 3/15/11                            1.44
    5. Republic of Columbia, 9.75%, 4/9/11                             1.29
    6. Government of Canada, 5.75%, 9/1/06                             1.27
    7. Government National Mortgage Association, 5.5%, 6/15/33         1.16
    8. Government National Mortgage Association, 6.0%, 5/15/33         1.07
    9. Federal National Mortgage Association, 6.375%, 8/15/07          1.05
   10. Republic of South Africa, 5.25%, 5/16/13                        0.98

*This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Strategic Income Fund

================================================================================
PERFORMANCE UPDATE 9/30/03                                        CLASS A SHARES
================================================================================

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 9/30/03      9/30/02
                          $10.27       $8.95


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(10/1/02 - 9/30/03)       Income       Capital Gains   Capital Gains
                          $0.5929      $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------
Average Annual Total Returns
(as of September 30, 2003)

                 Net Asset        Public Offering
Period             Value               Price*
Life-of-Class
(4/15/99)          8.09%                6.98%
1 Year            21.95%               16.48%
--------------------------------------------------

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period.


     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

     Value of $10,000 Investment+

           Pioneer Strategic    Lehman Brothers U.S.
Date          Income Fund         Universal Index
4/99           $ 9,550                $10,000
9/99           $ 9,314                $ 9,936
9/00           $ 9,680                $10,660
9/01           $10,209                $11,924
9/02           $11,035                $12,868
9/03           $13,457                $13,786

     The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its man agement fee and subsidized other Fund expenses; otherwise, returns would have to lower.

+ Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

     Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Strategic Income Fund

================================================================================
PERFORMANCE UPDATE 9/30/03                                        CLASS B SHARES
================================================================================

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                 9/30/03      9/30/02
                          $10.13       $8.86


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(10/1/02 - 9/30/03)       Income       Capital Gains   Capital Gains
                          $0.542       $   -           $   -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------
Average Annual Total Returns
(as of September 30, 2003)

                 Net Asset        Public Offering
Period             Value            Price/CDSC*
Life-of-Class
(4/15/99)          7.34%               6.99%
1 Year            20.98%              16.98%
--------------------------------------------------

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. A 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

     Value of $10,000 Investment+

          Pioneer Strategic     Lehman Brothers U.S.
Date         Income Fund          Universal Index
4/99           $10,000                $10,000
9/99           $ 9,741                $ 9,936
9/00           $10,038                $10,660
9/01           $10,526                $11,924
9/02           $11,282                $12,868
9/03           $13,449                $13,786


     The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its man agement fee and subsidized other Fund expenses; otherwise, returns would have to lower.

+ Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

     Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
4

Pioneer Strategic Income Fund

================================================================================
PERFORMANCE UPDATE 9/30/03                                        CLASS C SHARES
================================================================================

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 9/30/03      9/30/02
                          $10.08       $8.83


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(10/1/02 - 9/30/03)       Income       Capital Gains   Capital Gains
                          $0.5443      $   -           $   -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------
Average Annual Total Returns
(as of September 30, 2003)

                    If            If
Period             Held        Redeemed*
Life-of-Class
(4/15/99)          7.30%         7.06%
1 Year            20.84%        19.62%
--------------------------------------------------

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period. The maximum CDSC of 4% declines to zero over six years.


     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

     Value of $10,000 Investment+

          Pioneer Strategic     Lehman Brothers U.S.
Date         Income Fund            Universal Index
4/99           $ 9,900                $10,000
9/99           $ 9,670                $ 9,936
9/00           $ 9,942                $10,660
9/01           $10,432                $11,924
9/02           $11,185                $12,868
9/03           $13,516                $13,786


     The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its man agement fee and subsidized other Fund expenses; otherwise, returns would have to lower.

+ Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

     Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Strategic Income Fund

================================================================================
PERFORMANCE UPDATE 9/30/03                                        CLASS R SHARES
================================================================================

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 9/30/03      4/1/03**
                          $10.45       $9.78


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 9/30/03)        Income       Capital Gains   Capital Gains
                          $0.2820      $   -           $   -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.


--------------------------------------------------
Average Annual Total Returns+
(as of September 30, 2003)

                    If            If
Period             Held        Redeemed*
Life-of-Class
(4/15/99)          8.06%         8.06%
1 Year            23.45%        22.45%
--------------------------------------------------

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of 1% CDSC. Shares sold within 18 months of purchase may be subject to the CDSC.


     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

     Value of $10,000 Investment++

           Pioneer Strategic     Lehman Brothers U.S.
Date         Income Fund            Universal Index
4/99           $10,000                 $10,000
9/99           $ 9,699                 $ 9,936
9/00           $10,052                 $10,660
9/01           $10,524                 $11,924
9/02           $11,387                 $12,868
9/03           $14,058                 $13,786


**   Class R shares were first publicly offered on April 1, 2003.

+ Class R shares have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the public offering of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

     The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have to lower.

++ Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

     Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
6

Pioneer Strategic Income Fund

================================================================================
PORTFOLIO MANAGEMENT DISCUSSION 9/30/03
================================================================================

The strengthening domestic economy, corporate profits, accommodative monetary and fiscal policies in the United States, and the weakening U.S. dollar combined to create an exceptionally positive environment for both corporate bonds and emerging market debt during the 12 months ended September 30, 2003. The following is an interview with Kenneth J. Taubes, who discusses the Fund's performance during the period. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Fund.


Q:   How did the Fund perform?

A: The Fund had excellent performance. For the 12 months ended September 30, 2003, Class A shares had a return of 21.95%, while Class B and Class C shares returned 20.98% and 20.84%, respectively, all at net asset value. During the same period, the Lehman Brothers U.S. Universal Bond Index returned 7.14%. The Fund also continued to provide healthy current income. On September 30, 2003, the Fund's 30-day SEC yield for Class A shares was 4.68%.

     While we continue to see good opportunities for our strategy, it is important to note that we believe that returns comparable to those realized during the past 12 months probably cannot be duplicated any time soon.

Q:   What were the principal factors that led to such strong performance?

A: The Fund was well positioned to take advantage of the very favorable capital market conditions. The fiscal year began in October 2002 at the approximate lowest point in the bear markets for both stocks and corporate bonds. A key event triggering the start of the sustained rally for corporate bonds as well as for stocks was the November cut in short-term interest rates by the Federal Reserve. That event raised investor expectations for a long-awaited economic recovery. Those expectations received further encouragement as the fiscal period progressed when corporate earnings began to improve, leading economic indicators became more positive, and Congress approved President Bush's tax-cut legislation. At the same time, the U.S. dollar lost ground against major foreign currencies. The weakening dollar helped U.S. manufacturers in two ways: by making their products more competitive in overseas markets and by making foreign imports less competitive in the United States. The financial markets reacted to these positive signs by anticipating the awaited full economic recovery.

Pioneer Strategic Income Fund

================================================================================
PORTFOLIO MANAGEMENT DISCUSSION 9/30/03                            (continued)
================================================================================

     Corporate bonds, which had lagged Treasuries when the economy slumped, rebounded vigorously, with high-yield bonds outperforming investment-grade securities. Foreign investment-grade bonds and emerging market bonds also did very well, boosted by the rising value of their underlying currencies. In contrast, Treasuries and government agency bonds tended to lag other classes of fixed-income assets, as interest rates on bonds with maturities of five years or longer started to rise, undercutting bond prices.

Q:   What were your principal strategies?

A: For most of the fiscal year, more than 70% of the portfolio's assets were invested in either domestic high-yield corporate bonds or in bonds denominated in foreign currencies, giving the Fund a large exposure to the best-performing segments of the bond market. The Merrill Lynch High Yield Master II Index, for example, gained more than 29% during the 12 months, while the Salomon Brothers Non-Dollar Index was up almost 18%. At the same time, we de-emphasized Treasuries and mortgage-backed securities, two areas that lagged in performance during the period. We also kept the Fund's duration - or sensitivity to interest-rate changes - relatively low to guard against exposure to rising interest rates.

     We increased our emphasis on corporate bonds, particularly high-yield bonds, early in the period when we saw that the yield spreads - the difference between the yields of high-yield bonds and Treasuries - had widened significantly. We believed this differential made corporate bond prices very attractive, relative to Treasuries. We maintained that emphasis throughout the year, enabling the Fund to benefit as corporate bond prices appreciated as their interest rates declined. At the close of the fiscal period, on September 30, domestic high-yield bonds comprised 41% of fund assets, with investment-grade corporates accounting for an additional 12%. Emerging market and international high-yield debt totaled 11% of assets, while non-dollar investment-grade debt accounted for 14%. Only 4% of assets were invested in Treasuries, with another 18% in mortgage securities.

Q:   What types of investments most influenced performance?

A: The general rebound in domestic high-yield bonds had a major impact. In addition, we emphasized those cyclical sectors that had the greatest potential to perform well during a period of accelerating

Pioneer Strategic Income Fund

================================================================================

================================================================================

     economic growth. These sectors included industries such as commodities and basic materials, where we had strong performance from mining companies such as Phelps-Dodge and Freeport-McMoRan, as well as in the airline industry. In the latter group, we invested both in the upper tier of commercial airlines, such as Continental and Northwest, and in municipal bonds backed by revenues from airport facilities. For example, we owned bonds secured by revenues from Continental's gates in New Jersey and Northwest's gates in Detroit.

     Among our emerging market investments, we had particularly strong results from "Ambev," a Brazilian brewing company, and MTS, a telecommunications services company serving major parts of Russia and the Ukraine.

     We had disappointing results, however, from some chemical industry bonds. While they had positive performance, they lagged the high-yield market. The bonds included securities issued by Huntsman ICI and Lyondell Chemical. In the emerging markets, a bond issued by Mexican paper company Durango fell after the company missed a bond payment.

Q:   What is your investment outlook?

A: Signs are becoming increasingly evident that economic growth is accelerating, which should support the continued performance of corporate bonds over other fixed-income investments. We think high-yield and investment-grade bonds have the potential to outperform Treasuries, whose prices are more vulnerable to the risks of higher interest rates in an improving economy. At the same time, mortgage-backed securities now offer some interesting values relative to the prices of investment-grade corporates.

     We think the investment environment favors a diversified fixed-income strategy such as the Fund's, although performance during the next fiscal year may be hard to beat.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income Fund

================================================================================
SCHEDULE OF INVESTMENTS 9/30/03
================================================================================


  Principal   S&P/Moody's
   Amount     Ratings
   USD ($)    (unaudited)                                                          Value
                            CONVERTIBLE CORPORATE BONDS - 6.3%
                            Materials - 0.1%
                            Diversified Metals & Mining - 0.1%
  426,000     BBB-/Baa3     Inco Ltd., 7.75%, 3/15/16                       $    428,130
                                                                            ------------
                            Total Materials                                 $    428,130
                                                                            ------------
                            Automobiles & Components - 0.2%
                            Auto Parts & Equipment - 0.2%
  755,000     B/B3          Tower Automotive Inc., 5.0%, 8/1/04             $    743,675
                                                                            ------------
                            Total Automobiles & Components                  $    743,675
                                                                            ------------
                            Consumer Durables & Apparel - 0.6%
                            Leisure Products - 0.6%
2,310,000     BB/NR         Aristocrat Leisure, Ltd., 5.0%, 5/31/06         $  2,148,300
                                                                            ------------
                            Total Consumer Durables & Apparel               $  2,148,300
                                                                            ------------
                            Pharmaceuticals & Biotechnology - 1.3%
                            Biotechnology - 1.3%
  550,000     NR/NR         Affymetrix Inc., 5.0%, 10/1/06                  $    544,500
  450,000     NR/NR         Affymetrix Inc., 4.75%, 2/15/07                      410,625
  100,000     NR/NR         Cubist Pharmaceuticals, 5.5%, 11/1/08                 79,625
  400,000     NR/NR         CV Therapeutics, 4.75%, 3/7/07                       348,000
1,400,000     NR/NR         Enzon Inc., 4.5%, 7/1/08                           1,165,500
  900,000     CCC/NR        Human Genome, 3.75%, 3/15/07                         775,125
  550,000     NR/NR         Invitrogen Corp., 5.5%, 3/1/07                       566,500
  695,000     NR/NR         Vertex Pharmaceuticals Inc., 5.0%, 9/19/07           587,275
                                                                            ------------
                                                                            $  4,477,150
                                                                            ------------
                            Pharmaceuticals - 0.0%
  100,000     B/Caa1        Alpharma Inc., 3.0%, 6/1/06                     $    106,250
                                                                            ------------
                            Total Pharmaceuticals & Biotechnology           $  4,583,400
                                                                            ------------
                            Software & Services - 0.6%
                            Application Software - 0.2%
  500,000     CCC+/NR       Mentor Graphics, 6.875%, 6/15/07                $    555,000
                                                                            ------------
                            Data Processing & Outsourced Services - 0.4%
1,380,000     NR/NR         Checkfree Holdings Corp., 6.5%, 12/1/06         $  1,376,550
                                                                            ------------
                            Total Software & Services                       $  1,931,550
                                                                            ------------


10   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================

================================================================================

  Principal    S&P/Moody's
    Amount     Ratings
   USD ($)     (unaudited)                                                           Value
                             Technology Hardware & Equipment - 1.5%
                             Communications Equipment - 1.0%
1,025,000      NR/NR         Commscope Inc., 4.0%, 12/15/06                   $    949,406
  930,000      BB+/Ba3       Corning Inc., 3.5%, 11/1/08                         1,089,263
1,525,000      B-/B3         Nortel Networks, 4.25%, 9/1/08                      1,345,813
                                                                              ------------
                                                                              $  3,384,482
                                                                              ------------
                             Electronic Equipment & Instruments - 0.4%
  400,000      NR/NR         Electro Scientific Industries, 4.25%,
                              12/21/06                                        $    383,000
1,095,000      NR/NR         Veeco Instruments, 4.125%, 12/21/08                   995,081
                                                                              ------------
                                                                              $  1,378,081
                                                                              ------------
                             Electronic Manufacturing Services - 0.1%
  575,000      B+/Ba3        SCI Systems Inc., 3.0%, 3/15/07                  $    521,094
                                                                              ------------
                             Total Technology Hardware & Equipment            $  5,283,657
                                                                              ------------
                             Semiconductors - 2.1%
                             Semiconductor Equipment - 1.4%
  700,000      B-/NR         Advanced Energy Industries, Inc., 5.25%,
                              11/15/06                                        $    662,375
  400,000      NR/NR         Axcelis Technology, 4.25%, 1/15/07                    361,500
1,230,000      NR/NR         Brooks Automation, 4.75%, 6/1/08                    1,142,363
  600,000      B-/NR         FEI Co., 5.5%, 8/15/08                                588,000
1,075,000      B/NR          Lam Research Corp., 4.0%, 6/1/06                    1,041,406
  950,000      B+/B2         Phototronics Inc., 4.75%, 12/15/06                    931,000
                                                                              ------------
                                                                              $  4,726,644
                                                                              ------------
                             Semiconductors - 0.7%
  350,000      CCC+/NR       Conexant Systems Inc., 4.0%, 2/1/07              $    297,063
1,800,000      B/B2          International Rectifier Corp., 4.25%, 7/15/07       1,714,500
  200,000      B/B1          LSI Logic, 4.0%, 2/15/05                              197,500
  305,000      NR/NR         Triquint Semiconductor, 4.0%, 3/1/07                  262,681
                                                                              ------------
                                                                              $  2,471,744
                                                                              ------------
                             Total Semiconductors                             $  7,198,388
                                                                              ------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $20,143,134)                               $ 22,317,100
                                                                              ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Strategic Income Fund

================================================================================
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
================================================================================


      Principal       S&P/Moody's
       Amount         Ratings
       USD ($)        (unaudited)                                                           Value
                                    ASSET BACKED SECURITIES - 1.6%
                                    Banks - 0.8%
    DKK  1,530,857    AA-/Aa2       Nykredit, 5.0%, 10/1/19                          $    244,250
    DKK     16,276    AA/Aa2        Nykredit, 6.0%, 10/1/29                                 2,625
    DKK  3,041,840    AA-/Aa2       Nykredit, 6.0%, 10/1/32                               487,859
    DKK    615,172    AA/Aa2        Nykredit, 7.0%, 10/1/32                               101,916
    DKK 14,000,000    AA-/Aa2       Nykredit, 5.0%, 10/1/35                             2,102,554
                                                                                     ------------
                                                                                     $  2,939,204
                                                                                     ------------
                                    Total Banks                                      $  2,939,204
                                                                                     ------------
                                    Diversified Financial Services - 0.8%
         2,753,091    BBB-/Baa2     PF Export Recreation Master Trust, 6.436%,
                                     6/1/15                                          $  2,753,422
                                                                                     ------------
                                    Total Diversified Financial Services             $  2,753,422
                                                                                     ------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $5,404,688)                                $  5,692,626
                                                                                     ------------
                                    CORPORATE BONDS - 54.6%
                                    Energy - 5.0%
                                    Integrated Oil & Gas - 0.6%
         2,000,000    NR/B2         Petrobras International Finance, 9.0%, 4/1/08    $  2,210,000
                                                                                     ------------
                                    Oil & Gas Drilling - 0.5%
EURO 2,825,000,000    BBB-/Baa3     Petreloes Mexicanos, 7.375%, 8/13/07             $  1,845,629
                                                                                     ------------
                                    Oil & Gas Equipment & Services - 1.2%
           925,000    BB-/Ba3       Grant Prideco Escrow, 9.0%, 12/15/09             $    996,688
         1,575,000    BB/Ba2        Key Energy Services, 6.375%, 5/1/13                 1,571,063
           600,000    BBB/Baa3      Seacor Smit Inc., 5.875%, 10/1/12                     627,440
           923,000    B+/B3         Transmontaigne Inc., 9.125%, 6/1/10 (144A)            982,995
                                                                                     ------------
                                                                                     $  4,178,186
                                                                                     ------------
                                    Oil & Gas Exploration & Production - 1.5%
         2,220,000    B-/B3         Baytex Energy Ltd., 9.625%, 7/15/10              $  2,322,675
           250,000    B/B2          Compton Petroleum Corp., 9.9%, 5/15/09                270,000
         2,500,000    B+/B2         Houston Exploration, 7.0%, 6/15/13 (144A)           2,493,750
            70,000    B/B2          Nuevo Energy Co., 9.375%, 10/1/10                      75,775
                                                                                     ------------
                                                                                     $  5,162,200
                                                                                     ------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================

================================================================================

    Principal     S&P/Moody's
     Amount       Ratings
     USD ($)      (unaudited)                                                           Value
                                Oil & Gas Refining Marketing &
                                Transportation - 1.2%
     1,000,000    BB/Ba2        Plains All America Pipeline, 7.75%, 10/15/12
                                 (144A)                                          $  1,100,000
     2,500,000    BB/Ba2        Semco Energy, 7.125%, 5/15/08 (144A)                2,512,500
       225,000    B/B3          Tesoro Petroleum Corp., 9.625%, 11/1/08               223,875
       250,000    B/B3          Tesoro Petroleum Corp., 9.625%, 4/1/12                248,750
                                                                                 ------------
                                                                                 $  4,085,125
                                                                                 ------------
                                Total Energy                                     $ 17,481,140
                                                                                 ------------
                                Materials - 12.1%
                                Commodity Chemicals - 1.7%
     1,250,000    BB-/Ba3       Arco Chemical Co., 9.8%, 2/1/20                  $  1,000,000
       200,000    BB-/Ba3       Lyondell Petrochemical Co., 9.875%, 5/1/07            190,500
     2,600,000    BBB-/Ba1      Methanex Corp., 8.75%, 8/15/12                      2,795,000
     1,500,000    BB+/Ba3       Nova Chemical Corp., 7.0%, 5/15/06                  1,552,500
       150,000    BB+/Ba3       Nova Chemical Corp., 7.4%, 4/1/09                     156,375
                                                                                 ------------
                                                                                 $  5,694,375
                                                                                 ------------
                                Construction Materials - 1.4%
NOK 26,650,000    NR/NR         Kvaerner A.S., 0.0%, 10/30/11                    $  2,000,722
     2,425,000    BB-/B1        Texas Instruments Inc., 10.25%, 6/15/11
                                 (144A)                                             2,655,375
                                                                                 ------------
                                                                                 $  4,656,097
                                                                                 ------------
                                Diversified Chemicals - 0.5%
EURO 1,570,000    B-/Caa1       Huntsman ICI Chemicals LLC, 10.125%,
                                 7/1/09                                          $  1,609,842
                                                                                 ------------
                                                                                 $  1,609,842
                                                                                 ------------
                                Diversified Metals & Mining - 2.3%
     1,300,000    B-/B2         Freeport-McMoRan Copper & Gold, 10.125%,
                                 2/1/10                                          $  1,452,750
     2,250,000    BBB/Ba1       Kennametal Inc., 7.2%, 6/15/12                      2,432,228
       900,000    BBB-/Baa3     Phelps Dodge Corp., 8.75%, 6/1/11                   1,089,462
     3,000,000    NR/Ba2        Vale Overseas Ltd., 9.0%, 8/15/13 (144A)            3,127,500
                                                                                 ------------
                                                                                 $  8,101,940
                                                                                 ------------
                                Fertilizers & Agricultural Chemicals - 0.2%
       535,000    B+/Ba3        Scott's Corp., 8.625%, 1/15/09                   $    564,425
                                                                                 ------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Strategic Income Fund

================================================================================
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
================================================================================

    Principal     S&P/Moody's
     Amount       Ratings
     USD ($)      (unaudited)                                                         Value
                                Metal & Glass Containers - 2.1%
     1,900,000    BB/Ba3        Ball Corp., 6.875%, 12/15/12                   $  1,959,375
EURO 2,640,000    B+/B1         Crown Euro Holdings SA, 10.25%, 3/1/11
                                 (144A)                                           3,260,699
     1,970,000    B+/B2         Greif Brothers Corp., 8.875%, 8/1/12              2,132,525
       190,000    B+/B1         Silgan Holdings Inc., 9.0%, 6/1/09                  196,650
                                                                               ------------
                                                                               $  7,549,249
                                                                               ------------
                                Paper Packaging - 0.9%
     3,075,000    B/B3          Constar International, 11.0%, 12/1/12          $  2,583,000
       265,000    B/B2          Stone Container Corp., 9.75%, 2/1/11                288,850
       200,000    B/B2          Stone Container Corp., 8.375%, 7/1/12               210,000
                                                                               ------------
                                                                               $  3,081,850
                                                                               ------------
                                Paper Products - 0.8%
     2,450,000    BB+/Ba1       Bowater Inc., 6.5%, 6/15/13 (144A)             $  2,292,534
       200,000    D/Ca          Corp Durango SA de CV, 13.125%, 8/1/06 (d)          108,000
       210,000    B/Caa1        Fibermark, Inc., 10.75%, 4/15/11 (144A)             140,700
       150,000    B/Caa1        Fibermark, Inc., 9.375%, 10/15/06                   100,500
                                                                               ------------
                                                                               $  2,641,734
                                                                               ------------
                                Specialty Chemicals - 2.2%
     1,300,000    B/B2          Ethyl Corp., 8.875%, 5/1/10                    $  1,332,500
     1,250,000    BBB-/Baa3     Ferro Corp., 7.125%, 4/1/28                       1,122,259
       600,000    BB-/B2        Geon Co., 6.875%, 12/15/05                          546,000
       950,000    BB-/B2        Polyone Corp., 8.875%, 5/1/12                       741,000
       250,000    BB/Ba2        Reliance Industries, 10.5%, 8/6/46 (144A)           280,215
     2,510,000    BB/Ba2        Rhodia SA, 8.0%, 6/1/10 (144A)                    2,866,162
       865,000    NR/B3         United Industry, 9.875%, 4/1/09                     890,950
                                                                               ------------
                                                                               $  7,779,086
                                                                               ------------
                                Total Materials                                $ 41,678,598
                                                                               ------------
                                Capital Goods - 5.8%
                                Aerospace & Defense - 2.4%
     2,500,000    B+/B1         Esterline Technology, 7.75%, 6/15/13 (144A)    $  2,650,000
     1,500,000    CCC+/Caa2     Hexcel Corp., 9.75%, 1/15/09                      1,563,750
       270,000    B/B3          Hexcel Corp., 9.875%, 10/1/08                       297,675
     1,650,000    B/B3          K&F Industries, 9.625%, 12/15/10                  1,815,000
       300,000    BB-/Ba3       L-3 Communincation Corp., 7.625%, 6/15/12           324,750
     1,650,000    BB-/Ba3       L-3 Communications Corp., 6.125%, 7/15/13         1,633,500
                                                                               ------------
                                                                               $  8,284,675
                                                                               ------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================

================================================================================

   Principal    S&P/Moody's
    Amount      Ratings
    USD ($)     (unaudited)                                                       Value
                              Building Products - 0.1%
     225,000    B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09    $    237,375
     200,000    B+/B1         Nortek Inc., 9.125%, 9/1/07                       206,000
                                                                           ------------
                                                                           $    443,375
                                                                           ------------
                              Construction, Farm Machinery & Heavy
                              Trucks - 0.5%
   1,050,000    BB+/Ba2       Cummins Inc., 9.5%, 12/1/10                  $  1,197,000
     500,000    BB+/Ba3       Cummins Inc., 7.125%, 3/1/28                      455,625
     250,000    B+/B3         NMHG Holding Co., 10.0%, 5/15/09                  275,000
                                                                           ------------
                                                                           $  1,927,625
                                                                           ------------
                              Electrical Components & Equipment - 0.6%
   2,100,000    BBB-/Ba1      Thomas & Betts Corp., 7.25%, 6/1/13          $  2,142,000
                                                                           ------------
                              Industrial Machinery - 2.2%
   1,225,000    B/B3          JLG Industries Inc., 8.375%, 6/15/12         $  1,225,000
   1,500,000    B/B2          Manitowoc Co., Inc., 10.5%, 8/1/12              1,710,000
   1,600,000    BB+/Ba3       SPX Corp., 6.25%, 6/15/11                       1,588,000
   1,000,000    BB+/Ba3       SPX Corp., 7.5%, 1/1/13                         1,052,500
   2,250,000    BBB-/Baa3     Timken Co., 5.75%, 2/15/10                      2,284,988
                                                                           ------------
                                                                           $  7,860,488
                                                                           ------------
                              Total Capital Goods                          $ 20,658,163
                                                                           ------------
                              Commercial Services & Supplies - 0.8%
                              Environmental Services - 0.4%
   1,000,000    BB-/Ba3       Allied Waste, 9.25%, 9/1/12 (144A)           $  1,105,000
     350,000    B-/B3         IESI Corp., 10.25%, 6/15/12                       379,750
                                                                           ------------
                                                                           $  1,484,750
                                                                           ------------
                              Commercial Printing - 0.4%
   1,200,000    BB-/B1        Moore North American Finance, 7.875%,
                               1/15/11                                     $  1,275,000
                                                                           ------------
                              Total Commercial Services & Supplies         $  2,759,750
                                                                           ------------
                              Transportation - 2.0%
                              Air Freight & Couriers - 0.8%
   2,500,000    B-/B3         Evergreen International Aviation, 12.0%,
                               5/15/10 (144A)                              $  2,275,000
     500,000    BB-/B1        Petroleum Helicopters, 9.375%, 5/1/09             545,000
                                                                           ------------
                                                                           $  2,820,000
                                                                           ------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Strategic Income Fund

================================================================================
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
================================================================================

   Principal    S&P/Moody's
    Amount      Ratings
    USD ($)     (unaudited)                                                       Value
                              Airlines - 0.9%
     600,000    CCC/Caa2      AMR Corp., 9.0%, 8/1/12                      $    457,500
   1,500,000    CCC/Caa2      AMR Corp., 9.8%, 10/1/21                        1,008,750
   1,550,000    CCC+/Caa2     Continental Airlines Inc., 8.0%, 12/15/05       1,422,125
     450,000    B-/Caa1       Northwest Airlines, Inc., 9.875%, 3/15/07         346,500
                                                                           ------------
                                                                           $  3,234,875
                                                                           ------------
                              Transportation - 0.3%
     410,000    B+/B1         TFM SA De CV, 10.25%, 6/15/07                $    422,300
     650,000    B+/B1         TFM SA De CV, 11.75%, 6/15/09                     666,250
                                                                           ------------
                                                                           $  1,088,550
                                                                           ------------
                              Total Transportation                         $  7,143,425
                                                                           ------------
                              Automobiles & Components - 0.4%
                              Auto Parts & Equipment - 0.2%
     710,000    B+/B2         Intermet Corp., 9.75%, 6/15/09               $    699,350
                                                                           ------------
                              Automobile Manufacturers - 0.2%
     500,000    BBB/A3        Ford Motor Credit Co., 6.875%, 2/1/06        $    531,904
     300,000    BBB/A3        General Motors Acceptance Corp., 8.0%,
                               11/1/31                                          308,154
                                                                           ------------
                                                                           $    840,058
                                                                           ------------
                              Total Automobiles & Components               $  1,539,408
                                                                           ------------
                              Consumer Durables & Apparel - 0.5%
                              Homebuilding - 0.5%
   1,550,000    BB/Ba2        Beazer Homes USA, 8.375%, 4/15/12            $  1,674,000
                                                                           ------------
                              Total Consumer Durables & Apparel            $  1,674,000
                                                                           ------------
                              Hotels, Restaurants & Leisure - 1.2%
                              Casinos & Gaming - 0.3%
   1,000,000    B+/B1         Turning Stone, 9.125%, 12/15/10              $  1,073,750
                                                                           ------------
                              Hotels, Resorts & Cruise Lines - 0.9%
   1,000,000    BBB-/Baa3     Hilton Hotels, 7.625%, 12/1/12               $  1,092,500
   1,525,000    B/B2          John Q Hamons Hotels, 8.875%, 5/15/12           1,650,813
     520,000    BB+/Ba1       Starwood Hotels & Resorts, 7.875%, 5/1/12         569,400
                                                                           ------------
                                                                           $  3,312,713
                                                                           ------------
                              Total Hotels, Restaurants & Leisure          $  4,386,463
                                                                           ------------


16   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================

================================================================================

   Principal    S&P/Moody's
    Amount      Ratings
    USD ($)     (unaudited)                                                        Value
                              Media - 2.2%
                              Broadcasting & Cable T.V. - 1.4%
     500,000    BB+/Ba1       British Sky Broadcasting, 8.2%, 7/15/09       $    593,231
     750,000    BBB/Baa3      Comcast Cable Corp., 7.125%, 6/15/13               863,141
   1,250,000    BB-/Ba3       Echostar DBS Corp., 6.375%, 10/1/11
                               (144A)                                          1,250,000
     194,000    BB-/Ba3       Echostar DBS Corp., 9.125%, 1/15/09                219,705
   2,000,000    BBB-/Baa3     Grupo Televisa S.A., 8.5%, 3/11/32               2,095,000
                                                                            ------------
                                                                            $  5,021,077
                                                                            ------------
                              Publishing - 0.8%
   1,360,000    B/B2          Houghton Mifflin Co., 8.25%, 2/1/11           $  1,424,600
     450,000    BBB-/Baa3     News America Holdings, 8.5%, 2/23/25               553,943
     750,000    NR/B2         Quebecor Media Inc., 13.75%, 7/15/11               637,500
     250,000    B-/Ba3        Sun Media Corp., 7.625%, 2/15/13                   262,500
                                                                            ------------
                                                                            $  2,878,543
                                                                            ------------
                              Total Media                                   $  7,899,620
                                                                            ------------
                              Retailing - 1.5%
                              Department Stores - 0.2%
     500,000    BB+/Ba3       JC Penney Co., 8.0%, 3/1/10                   $    548,750
     175,000    BB+/Ba3       JC Penney Co., 7.625%, 3/1/97                      161,000
                                                                            ------------
                                                                            $    709,750
                                                                            ------------
                              Distributors - 0.1%
     500,000    B-/B3         Wesco Distribution Inc., 9.125%, 6/1/08       $    497,500
                                                                            ------------
                              General Merchandise Stores - 0.4%
   1,450,000    B+/B2         Central Garden, 9.125%, 2/1/13                $  1,580,500
                                                                            ------------
                              Specialty Stores - 0.8%
     750,000    B/B3          Asbury Auto Group, 9.0%, 6/15/12              $    750,000
   1,250,000    BBB-/Baa3     Toys R Us, 7.875%, 4/15/13                       1,366,950
     445,000    BBB-/Baa3     Toys R Us, 7.375%, 10/15/18                        456,570
                                                                            ------------
                                                                            $  2,573,520
                                                                            ------------
                              Total Retailing                               $  5,361,270
                                                                            ------------
                              Food, Beverage & Tobacco - 0.8%
                              Brewers - 0.6%
   2,080,000    BBB-/Baa3     CIA Brasileira de Bebidas, 8.75%, 9/15/13
                               (144A)                                       $  2,100,800
                                                                            ------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Strategic Income Fund

================================================================================
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
================================================================================

   Principal    S&P/Moody's
    Amount      Ratings
    USD ($)     (unaudited)                                                        Value
                              Soft Drinks - 0.2%
     535,000    BBB-/Baa3     CIA Brasileira de Bebidas, 10.5%, 12/15/11    $    593,850
                                                                            ------------
                              Total Food, Beverage & Tobacco                $  2,694,650
                                                                            ------------
                              Health Care Equipment & Services - 1.8%
                              Health Care Distributors - 0.5%
   1,825,000    BB+/Ba2       Omnicare, Inc., 6.125%, 6/1/13                $  1,788,500
                                                                            ------------
                              Health Care Equipment - 0.8%
   2,750,000    BB+/Ba2       Apogent Technologies, 6.5%, 5/15/13 (144A)    $  2,818,750
                                                                            ------------
                              Health Care Facilities - 0.5%
   1,810,000    BBB-/Ba1      HCA, Inc., 6.3%, 10/1/12                      $  1,844,795
                                                                            ------------
                              Total Health Care Equipment & Services        $  6,452,045
                                                                            ------------
                              Pharmaceuticals & Biotechnology - 1.1%
                              Pharmaceuticals - 1.1%
   2,250,000    B/B3          Alaris Medical Inc., 7.25%, 7/1/11            $  2,261,250
   1,616,000    B+/B3         Alpharma Inc., 8.625%, 5/1/11 (144A)             1,624,080
                                                                            ------------
                                                                            $  3,885,330
                                                                            ------------
                              Total Pharmaceuticals & Biotechnology         $  3,885,330
                                                                            ------------
                              Banks - 0.5%
                              Diversified Banks - 0.5%
EURO  25,000    A/A2          Andina de Fomento, 4.75%, 5/6/04, (144A)      $     29,318
   1,300,000    BBB-/Baa2     Capital One Bank, 4.875%, 5/15/08                1,346,573
     210,000    BBB/A2        Skandinaviska Enskilda Bank, 8.125%,
                               9/6/49 (144A)                                     239,435
                                                                            ------------
                                                                            $  1,615,326
                                                                            ------------
                              Total Banks                                   $  1,615,326
                                                                            ------------
                              Diversified Financials - 0.6%
                              Diversified Financial Services - 0.5%
   1,860,000    BBB/Baa2      Power Receivables Finance, 6.29%, 1/1/12
                               (144A)                                       $  1,859,453
                                                                            ------------
                              Specialized Finance - 0.1%
     320,000    BBB-/Baa3     GATX Financial Corp., 8.875%, 6/1/09          $    350,346
                                                                            ------------
                              Total Diversified Financials                  $  2,209,799
                                                                            ------------
                              Insurance - 2.0%
                              Life & Health Insurance - 1.3%
   2,100,000    BBB-/Ba1      Presidential Life Corp., 7.875%, 2/15/09      $  1,953,000
   2,650,000    BBB-/Baa3     Provident Companies Inc., 7.0%, 7/15/18          2,676,500
                                                                            ------------
                                                                            $  4,629,500
                                                                            ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================

================================================================================

   Principal    S&P/Moody's
    Amount      Ratings
    USD ($)     (unaudited)                                                             Value
                              Multi-Line Insurance - 0.7%
   2,548,000    BB-/Ba3       Allmerica Financial Corp., 7.625%, 10/15/25        $  2,344,160
                                                                                 ------------
                              Total Insurance                                    $  6,973,660
                                                                                 ------------
                              Real Estate - 3.8%
                              Real Estate Management & Development - 1.4%
     775,000    B/B1          Correction Corp. of America, 7.5%, 5/1/11          $    799,219
   2,250,000    B/B1          Correction Corp. of America, 7.5%, 5/1/11
                                (144A)                                              2,320,313
   1,790,000    BB-/Ba3       Forest City Enterprizes, 7.625%, 6/1/15               1,861,600
                                                                                 ------------
                                                                                 $  4,981,132
                                                                                 ------------
                              Real Estate Investment Trusts - 2.4%
   1,085,000    B/B3          BF Saul REIT, 9.75%, 4/1/08                        $  1,090,425
   1,000,000    BBB-/Baa3     Colonial Reality LP, 6.15%, 4/15/13                   1,039,644
   1,000,000    B+/Ba3        Crescent Real Estate, 7.5%, 9/15/07                   1,020,000
     690,000    B+/Ba3        Crescent Real Estate, 9.25%, 4/15/09                    741,750
   2,000,000    BBB-/Baa3     Hospitality Properties, 6.75%, 2/15/13                2,086,224
     250,000    BBB-/Baa3     Health Care REIT, Inc., 7.5%, 8/15/07                   279,108
     825,000    BBB-/Baa3     Health Care REIT, Inc., 8.0%, 9/12/12                   947,716
     500,000    B-/B1         Meristar Hospitality Operations Finance Corp.,
                               9.0%, 1/15/08                                          523,750
     710,000    B-/B1         Meristar Hospitality Operations Fianance
                               Corp., 10.5%, 6/15/09 (144A)                           766,800
                                                                                 ------------
                                                                                 $  8,495,417
                                                                                 ------------
                              Total Real Estate                                  $ 13,476,549
                                                                                 ------------
                              Technology Hardware & Equipment - 3.0%
                              Communications Equipment - 0.2%
     600,000    B-/Caa1       Lucent Technologies Inc., 7.25%, 7/15/06           $    577,500
     200,000    B-/Caa1       Lucent Technologies Inc., 5.5%, 11/15/08                170,000
     100,000    B-/Caa1       Lucent Technologies Inc., 6.45%, 3/15/29                 69,000
                                                                                 ------------
                                                                                 $    816,500
                                                                                 ------------
                              Electronic Equipment & Instruments - 0.5%
   1,800,000    B-/Ba3        Vestel Electronics Finance, 11.5%, 5/14/07
                                (144A)                                           $  1,908,000
                                                                                 ------------
                              Electronic Manufacturing Services - 1.2%
   3,000,000    BB+/Baa3      Jabil Circuit, Inc., 5.875%, 7/15/10               $  3,115,812
     800,000    BB-/Ba3       Sanmina-SCI Corp., 10.375%, 1/15/10                     938,000
                                                                                 ------------
                                                                                 $  4,053,812
                                                                                 ------------


The accompanying notes are an integral part of these financial statements.   19

Pioneer Strategic Income Fund

================================================================================
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
================================================================================

    Principal     S&P/Moody's
     Amount       Ratings
     USD ($)      (unaudited)                                                        Value
                                Office Electronics - 0.1%
       285,000    B-/B3         Xerox Corp., 8.0%, 2/1/27                     $    240,825
                                                                              ------------
                                Technology Distributors - 1.0%
     2,900,000    BBB-/Baa3     Arrow Electronic Inc., 6.875%, 7/1/13         $  2,927,190
       520,000    BB-/Ba2       Ingram Micro, Inc., 9.875%, 8/15/08 (144A)         560,300
                                                                              ------------
                                                                              $  3,487,490
                                                                              ------------
                                Total Technology Hardware & Equipment         $ 10,506,627
                                                                              ------------
                                Telecommunication Services - 4.9%
                                Integrated Telecommunication Services - 1.2%
     1,550,000    B+/B2         GCI Inc., 9.75%, 8/1/07                       $  1,569,375
     1,720,000    B+/B2         Innova S De R.L., 9.375%, 9/19/13 (144A)         1,730,750
     1,000,000    B-/B3         TSI Telecommunication Services, 12.75%,
                                 2/1/09                                          1,002,500
                                                                              ------------
                                                                              $  4,302,625
                                                                              ------------
                                Wireless Telecommunication Services - 3.7%
     1,300,000    BBB+/Baa1     Dobson Communications, 8.875%, 10/1/13
                                 (144A)                                       $  1,314,625
     1,160,000    BBB-/Baa3     MetroPCS, Inc., 10.75, 10/1/11 (144A)            1,183,200
     1,030,000    BBB+/Baa1     Mobifon Holdings, 12.5%, 7/31/10 (144A)          1,122,700
       300,000    BBB-/Ba1      Mobile Telesystems Finance, 10.95%,
                                 12/21/04                                          318,750
     1,250,000    BBB-/Baa3     Mobile Telesystems Finance, 9.75%, 1/30/08
                                 (144A)                                          1,337,500
     3,000,000    B+/B2         Nextel Communications, 7.375%, 8/1/15            3,030,000
EURO 1,730,000    BB-/Ba3       PTC International Finance II SA, 11.25%,
                                 12/1/09                                         2,212,338
 CAD 3,050,000    BB-/Ba2       Rogers Cantel, Inc., 10.5%, 6/1/06               2,423,604
                                                                              ------------
                                                                              $ 12,942,717
                                                                              ------------
                                Total Telecommunication Services              $ 17,245,342
                                                                              ------------


20   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================

================================================================================

   Principal    S&P/Moody's
    Amount      Ratings
    USD ($)     (unaudited)                                                         Value
                              Utilities - 4.6%
                              Electric Utilities - 3.3%
   1,225,000    BBB/Baa3      CMS Panhandle, 6.5%, 7/15/09                   $  1,354,770
     800,000    BBB+/Baa1     Constellation Energy, 7.0%, 4/1/12                  912,013
   2,000,000    BBB-/Baa3     Empresa Electric Guacolda, 8.625%, 4/30/13        2,117,920
   2,350,000    BBB-/Baa3     FPL Energy American, 6.639%, 6/20/23
                               (144A)                                           2,380,527
   3,075,000    NR/NR         Pacific Gas and Electric Corp., 6.875%,
                               7/15/08 (144A)                                   3,228,750
   1,500,000    CC/B2         PG&E Gas Transmission, 7.1%, 6/1/05               1,515,000
                                                                             ------------
                                                                             $ 11,508,980
                                                                             ------------
                              Multi-Utilities & Unregulated Power - 1.2%
   1,500,000    B/Caa1        Coastal Corp., 7.5%, 8/15/06                   $  1,335,000
   2,060,000    B/B3          Illinova Corp., 7.5%, 6/15/09                     2,183,600
     575,000    B+/B1         Northwest Pipeline Corp., 8.125%, 3/1/10            623,875
                                                                             ------------
                                                                             $  4,142,475
                                                                             ------------
                              Water Utilities - 0.1%
     364,000    B/B3          National Waterworks, 10.5%, 12/1/12            $    397,670
                                                                             ------------
                              Total Utilities                                $ 16,049,125
                                                                             ------------
                              TOTAL CORPORATE BONDS
                              (Cost $185,087,139)                            $191,690,290
                                                                             ------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS - 22.3%
                              Banks
   2,575,000    AA+/Aa1       Swedish Export Credit, 4.1%, 2/13/06           $  1,700,321
                                                                             ------------
                              Total Banks                                    $  1,700,321
                                                                             ------------
   1,138,559                  Federal Home Loan Mortgage Corp., 5.5%,
                               4/1/33 to 5/1/33                              $  1,161,866
   2,586,616                  Federal Home Loan Mortgage Corp., 6.0%,
                               1/1/33 to 3/1/33                                 2,672,665
      75,583                  Federal Home Loan Mortgage Corp., 6.5%,
                               9/1/32                                              78,924
   2,386,962                  Federal National Mortgage Association, 5.5%,
                               2/1/33 to 6/1/33                                 2,438,612
   1,922,157                  Federal National Mortgage Association, 6.0%,
                               2/1/32 to 3/1/33                                 1,983,759


The accompanying notes are an integral part of these financial statements.   21

Pioneer Strategic Income Fund

================================================================================
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
================================================================================


   Principal     S&P/Moody's
     Amount      Ratings
    USD ($)      (unaudited)                                                       Value
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS (continued)
AUD 5,200,000                  Federal National Mortgage Association,
                                6.375%, 8/15/07                               $3,644,910
      860,387                  Federal National Mortgage Association, 6.5%,
                                4/1/29 to 11/1/32                                896,890
       95,550                  Federal National Mortgage Association, 7.0%,
                                5/1/28 to 7/1/31                                 101,168
       18,508                  Federal National Mortgage Association, 7.5%,
                                1/1/28 to 6/1/30                                  19,798
    6,000,000                  Government National Mortgage Association,
                                5.0%, 8/15/33 to 9/15/33                       6,016,751
    5,658,607                  Government National Mortgage Association,
                                5.5%, 2/15/33 to 6/15/33                       5,805,260
    3,000,000                  Government National Mortgage Association,
                                5.5%, TBA 30 YRS                               3,077,613
    3,000,000                  Government National Mortgage Association,
                                6.0%, TBA 30 YRS                               3,115,314
   25,702,596                  Government National Mortgage Association,
                                6.0%, 1/15/33 to 9/15/33                      26,723,209
    5,743,690                  Government National Mortgage Association,
                                6.5%, 1/20/28 to 1/15/33                       6,034,404
      213,540                  Government National Mortgage Association,
                                7.0%, 5/15/29 to 6/15/31                         227,209
        9,430                  Government National Mortgage Association,
                                7.5%, 8/15/29                                     10,096
        5,657                  Government National Mortgage Association,
                                8.0%, 12/15/29                                     6,115
       13,763                  Government National Mortgage Association I,
                                6.5%, 12/15/31                                    14,462
       47,218                  Government National Mortgage Association I,
                                7.0%, 5/15/31                                     50,219
       11,491                  Government National Mortgage Association I,
                                7.5%, 9/15/27                                     12,319
      106,688                  Government National Mortgage Association II,
                                7.0%, 1/20/29                                    113,018
    5,585,000                  U.S. Treasury Notes, 3.0%, 7/15/12              6,249,757
    2,825,000                  U.S. Treasury Notes, 3.5%, 1/15/11              3,373,886

22   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================

================================================================================

     Principal       S&P/Moody's
       Amount        Ratings
      USD ($)        (unaudited)                                                         Value
                                   U.S. GOVERNMENT AND AGENCY
                                   OBLIGATIONS (continued)
        1,500,000                  U.S. Treasury Notes, 3.625%, 5/15/13           $  1,472,285
        1,150,000                  U.S. Treasury Notes, 5.25%, 2/15/29               1,192,406
                                                                                  ------------
                                   TOTAL U.S. GOVERNMENT AND AGENCY
                                   OBLIGATIONS
                                   (Cost $76,542,217)                             $ 78,193,236
                                                                                  ------------
                                   FOREIGN GOVERNMENT BONDS - 12.1%
ITL 3,770,000,000    B+/B2         Banco nac de Desen Econo, 8.0%, 4/28/10        $  1,933,979
        1,900,000    BB-/Ba2       Domincan Republic, 9.04%, 1/23/13 (144A)          1,719,500
          225,000    BB-/B1        Federal Republic of Brazil, 11.0%, 1/11/12          230,625
AUD     2,215,000    AAA/Aaa       Government of Australia, 4.0%, 8/20/15            2,054,788
CAD     2,425,000    AAA/Aaa       Government of Canada, 5.25%, 6/1/12               1,892,039
CAD     5,530,000    AAA/Aaa       Government of Canada, 5.75%, 9/1/06               4,376,910
EURO    5,447,000    AAA/Aaa       Government of France, 3.0%, 7/25/09               7,347,247
SEK    11,365,000    TSY/Aaa       Government of Sweden, 8.0%, 8/15/07               1,695,618
SEK    35,500,000    TSY/Aaa       Government of Sweden, 5.25%, 3/15/11              4,871,255
SEK    13,670,000    TSY/Tsy       Government of Sweden, 3.5%, 12/1/15               2,056,314
AUD     4,747,000    AA/Aa2        Ontario Province, 5.5%, 4/23/13                   3,145,359
EURO    4,010,920    BB+/Ba2       Republic of Columbia, 9.75%, 4/9/11               4,462,148
EURO    1,450,000    BB-/Ba3       Republic of Peru, 9.875%, 2/6/15                  1,678,375
EURO    3,000,000    BBB/Baa2      Republic of South Africa, 5.25%, 5/16/13          3,408,213
          805,000    BB/Ba2        Russia Regs., 5.0%, 3/31/30                         760,725
DEM     1,320,000    BBB-/Baa3     United Mexican States, 8.25%, 2/24/09               913,368
                                                                                  ------------
                                   TOTAL FOREIGN GOVERNMENT BONDS
                                   (Cost $39,163,352)                             $ 42,546,463
                                                                                  ------------
                                   SUPRANATIONAL BONDS - 0.3%
                                   Banks - 0.2%
AUD     1,000,000    AAA/Aaa       Council of Europe, 5.5%, 1/18/12               $    674,479
                                                                                  ------------
                                   Total Banks                                    $    674,479
                                                                                  ------------
                                   Insurance - 0.1%
NZD       692,000    AAA/Aaa       International Finance Corp., 6.75%, 7/15/09    $    427,237
                                                                                  ------------
                                   Total Insurance                                $    427,237
                                                                                  ------------
                                   TOTAL SUPRANATIONAL BONDS
                                   (Cost $1,001,259)                              $  1,101,716
                                                                                  ------------


The accompanying notes are an integral part of these financial statements.   23

Pioneer Strategic Income Fund

================================================================================
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
================================================================================


   Principal     S&P/Moody's
     Amount      Ratings
    USD ($)      (unaudited)                                                       Value
                               MUNICIPAL BONDS - 1.2%
                               Government - 1.2%
    2,450,000    NR/NR         Wayne Charter County Michigan, 6.75%,
                                12/1/15                                     $  2,136,743
    2,450,000    B/Caa2        New Jersey Economic Development Authority,
                                7.0%, 11/15/30                                 2,170,112
                                                                            ------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $3,682,715)                            $  4,306,855
                                                                            ------------
                               RIGHTS/WARRANTS - 0.0%
                               Materials - 0.0%
          225                  Asia Pulp & Paper, 3/15/05 (d)               $          -
                                                                            ------------
                               TOTAL RIGHTS/WARRANTS
                               (Cost $0)                                    $          -
                                                                            ------------
                               FLOATING RATE NOTE - 0.0%
EURO  100,000    AAA/Aaa       KFW International Finance, 2.161%, 8/1/05    $    122,382
                                                                            ------------
                               TOTAL FLOATING RATE NOTE
                               (Cost $91,777)                               $    122,382
                                                                            ------------
                               TEMPORARY CASH INVESTMENTS - 5.6%
                               Repurchase Agreement - 3.9%
   13,700,000                  UBS Warburg, 0.70% dated 9/30/03, repur-
                               chase price of $13,700,000 plus accrued
                               interest on 10/1/03, collaterized by
                               13,832,000 U.S. Treasury Bond, 1.75%,
                               12/31/04                                     $ 13,700,000
                                                                            ------------
                               Securities Lending Collateral - 1.7%
    6,104,205                  Securities Lending Investment Fund, 1.04%    $  6,104,205
                                                                            ------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $19,804,205)                           $ 19,804,205
                                                                            ------------
                               TOTAL INVESTMENTS IN SECURITIES - 104.1%
                               (Cost $350,920,486) (a)                      $365,774,873
                                                                            ------------
                               OTHER ASSETS AND LIABILITIES - (4.1)%        $(14,422,222)
                                                                            ------------
                               TOTAL NET ASSETS - 100.0%                    $351,352,651
                                                                            ============


24   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================

================================================================================

N/R  Not rated by either S&P or Moody's.

TSY: Treasury Security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At Setember 30, 2003, the value of these securities amounted to $56,702,119 or 16.7% of total net assets.

TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Note:The Fund's investments in Federal Home Loan Mortgage Corp. (FHLM), Federal
     National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investment.

(a) At September 30, 2003, the net unrealized gain on investments, based on cost for federal income tax purposes of $350,926,949 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                      $17,302,650
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                       (2,454,726)
                                                                    -----------
     Net unrealized gain                                            $14,847,924
                                                                    ===========

(d)  Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2003 were as follows:

                                   Purchases          Sales
                                --------------   -------------
Long-term U.S. Government        $ 96,974,605     $30,582,728
Other Long-term Securities        262,976,078      73,375,779

Note: Principal amounts are denominated in US dollars unless otherwise denoted.
AUD  Australian dollar.            EURO Euro dollar.
DKK  Danish kroner.                NZD  New Zealand dollar.
SEK  Swedish kroner.               CAD  Canadian dollar.
DEM  Deutsche Marks.               ITL  Italian Lira.
NOK  Norwegian Kroner.


The accompanying notes are an integral part of these financial statements.   25

Pioneer Strategic Income Fund

================================================================================
STATEMENT OF ASSETS AND LIABILITIES 9/30/03
================================================================================

ASSETS:
  Investment in securities, at value (including securities loaned
     of $5,962,971) (cost $350,920,486)                                 $365,774,873
  Cash                                                                     1,026,805
  Receivables -
    Investments securities sold                                              739,167
    Fund shares sold                                                       4,468,337
    Interest                                                               5,576,512
  Other                                                                        8,557
                                                                        ------------
     Total assets                                                       $377,594,251
                                                                        ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                      $ 17,237,735
     Foreign currencies, at value (cost $1,332,215)                        1,368,509
   Fund shares repurchased                                                   473,761
   Upon return of securities loaned                                        6,104,205
  Dividends                                                                  615,270
  Due to affiliates                                                          375,918
  Accrued expenses                                                            66,202
                                                                        ------------
     Total liabilities                                                  $ 26,241,600
                                                                        ------------
NET ASSETS:
  Paid-in capital                                                       $332,036,775
  Accumulated undistributed net investment income                          1,184,442
  Accumulated net realized gain on investments and foreign
     currency transactions                                                 3,274,447
  Net unrealized gain on investments                                      14,854,387
  Net unrealized gain on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            2,600
                                                                        ------------
     Total net assets                                                   $351,352,651
                                                                        ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $117,498,903/11,437,837 shares)                     $      10.27
                                                                        ============
  Class B (based on $77,392,212/7,641,238 shares)                       $      10.13
                                                                        ============
  Class C (based on $156,285,122/15,502,286 shares)                     $      10.08
                                                                        ============
  Class R (based on $176,414/16,888 shares)                             $      10.45
                                                                        ============
MAXIMUM OFFERING PRICE:
  Class A ($10.27 [divided by] 95.50%)                                  $      10.75
                                                                        ============
  Class C ($10.08 [divided by] 99.00%)                                  $      10.18
                                                                        ============


26   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================
STATEMENT OF OPERATIONS
================================================================================
For the Year Ended 9/30/03

INVESTMENT INCOME:
  Interest                                                   $13,164,429
  Income from Securities Loaned, net                              12,822
                                                             -----------
                                                                            $13,177,251
                                                                            -----------
EXPENSES:
  Management fees                                            $ 1,382,909
  Transfer agent fees
     Class A                                                     127,249
     Class B                                                      94,280
     Class C                                                     106,610
  Distribution fees
     Class A                                                     171,870
     Class B                                                     474,748
     Class C                                                     744,672
     Class R                                                         199
  Administrative fees                                             37,500
  Custodian fees                                                  35,035
  Registration fees                                              149,778
  Professional fees                                               34,661
  Printing                                                        32,422
  Fees and expenses of nonaffiliated trustees                      9,420
  Miscellaneous                                                    6,759
                                                             -----------
     Total expenses                                                         $ 3,408,112
     Less management fees waived and expenses
       assumed by Pioneer Investment Management, Inc.                          (614,454)
     Less fees paid indirectly                                                   (5,199)
                                                                            -----------
     Net expenses                                                           $ 2,788,459
                                                                            -----------
       Net investment income                                                $10,388,792
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments                                             $ 5,989,794
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies        (148,339)   $ 5,841,455
                                                             -----------    -----------
  Change in net unrealized gain from:
     Investments                                             $15,769,498
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies             697    $15,770,195
                                                             -----------    -----------
     Net gain on investments and foreign currency
       transactions                                                         $21,611,650
                                                                            -----------
     Net increase in net assets resulting from operations                   $32,000,442
                                                                            ============


The accompanying notes are an integral part of these financial statements.   27

Pioneer Strategic Income Fund

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
For the Years Ended 9/30/03 and 9/30/02

                                                          Year Ended        Year Ended
                                                            9/30/03           9/30/02
FROM OPERATIONS:
 Net investment income                                  $ 10,388,792       $ 2,203,855
 Net realized gain (loss) on investments and foreign
  currency transactions                                    5,841,455          (147,403)
 Change in net unrealized gain (loss) on investments
  and foreign currency transactions                       15,770,195          (559,480)
                                                        ------------       -----------
  Net increase in net assets resulting from
   operations                                           $ 32,000,442       $ 1,496,972
                                                        ------------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
  Class A ($0.59 and $0.65 per share, respectively)     $ (4,071,325)      $(1,055,275)
  Class B ($0.54 and $0.62 per share, respectively)       (2,563,801)         (749,003)
  Class C ($0.54 and $0.62 per share, respectively)       (3,937,390)         (422,548)
  Class R ($0.28 and $0.00 per share, respectively)           (1,917)                -
                                                        ------------       -----------
   Total distributions to shareowners                   $(10,574,433)      $(2,226,826)
                                                        ------------       -----------
FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                       $327,616,908       $65,410,880
 Reinvestment of distributions                             5,183,982         1,184,444
 Cost of shares repurchased                              (73,456,435)      (13,997,949)
                                                        ------------       -----------
  Net increase in net assets resulting from fund
   share transactions                                   $259,344,455       $52,597,375
                                                        ------------       -----------
  Net increase in net assets                            $280,770,464       $51,867,521
NET ASSETS:
 Beginning of year                                        70,582,187        18,714,666
                                                        ------------       -----------
 End of year (including accumulated undistributed/
  (distributions in excess of) net investment income
  of $1,184,442 and ($65,200), respectively)            $351,352,651       $70,582,187
                                                        ============       ===========


28   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
================================================================================
For the Years Ended 9/30/03 and 9/30/02

                                    '03 Shares        '03 Amount        '02 Shares      '02 Amount
CLASS A
Shares sold                       11,742,202        $115,356,348        3,215,266      $29,183,052
Reinvestment of distributions        283,316           2,795,799           76,975          696,545
Less shares repurchased           (4,143,064)        (40,417,958)        (827,197)      (7,468,508)
                                  ----------        ------------        ---------      -----------
  Net increase                     7,882,454        $ 77,734,189        2,465,044      $22,411,089
                                  ==========        ============       ==========      ===========
CLASS B
Shares sold                        6,557,588        $ 63,104,479        1,756,438      $15,791,626
Reinvestment of distributions        104,375           1,015,431           36,304          326,220
Less shares repurchased           (1,233,373)        (11,927,204)        (404,276)      (3,623,071)
                                  ----------        ------------        ---------      -----------
  Net increase                     5,428,590        $ 52,192,706        1,388,466      $12,494,775
                                  ==========        ============       ==========      ===========
CLASS C
Shares sold                       15,381,056        $148,980,018        2,282,682      $20,436,202
Reinvestment of distributions        140,233           1,370,837           18,089          161,679
Less shares repurchased           (2,189,536)        (21,107,742)        (325,730)      (2,906,370)
                                  ----------        ------------        ---------      -----------
  Net increase                    13,331,753        $129,243,113        1,975,041      $17,691,511
                                  ==========        ============       ==========      ===========
CLASS R (a)
Shares sold                           17,051        $    176,063
Reinvestment of distributions            187               1,915
Less shares repurchased                 (350)             (3,531)
                                  ----------        ------------
  Net increase                        16,888        $    174,447
                                  ==========        ============

(a)  Class R shares were first publicly offered April 1, 2003.


The accompanying notes are an integral part of these financial statements.   29

Pioneer Strategic Income Fund

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

                                                                      Year Ended   Year Ended
                                                                        9/30/03      9/30/02
CLASS A
Net asset value, beginning of period                                   $   8.95     $  8.89
                                                                       --------     -------
Increase (decrease) from investment operations:
 Net investment income                                                 $   0.59     $  0.66
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    1.32        0.05
                                                                       --------     -------
  Net increase (decrease) from investment operations                   $   1.91     $  0.71
Distributions to shareowners:
 Net investment income                                                    (0.59)      (0.65)
 Tax return of capital                                                        -           -
                                                                       --------     -------
Net increase (decrease) in net asset value                             $   1.32     $  0.06
                                                                       --------     -------
Net asset value, end of period                                         $  10.27     $  8.95
                                                                       ========     =======
Total return*                                                             21.95%       8.08%
Ratio of net expenses to average net assets+                               1.00%       0.94%
Ratio of net investment income to average net assets+                      5.98%       7.14%
Portfolio turnover rate                                                      55%         34%
Net assets, end of period (in thousands)                               $117,499     $31,815
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              1.33%       1.92%
 Net investment income                                                     5.65%       6.18%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                              1.00%       0.94%
 Net investment income                                                     5.98%       7.16%


                                                                                                  4/15/99
                                                                      Year Ended   Year Ended       to
                                                                        9/30/01      9/30/00      9/30/99
CLASS A
Net asset value, beginning of period                                   $  9.12      $  9.52      $ 10.00
                                                                       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.75      $  0.75      $  0.27
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  (0.26)       (0.39)       (0.48)
                                                                       -------      -------      -------
  Net increase (decrease) from investment operations                   $  0.49      $  0.36      $ (0.21)
Distributions to shareowners:
 Net investment income                                                   (0.65)       (0.76)       (0.27)
 Tax return of capital                                                   (0.07)           -            -
                                                                       -------      -------      -------
Net increase (decrease) in net asset value                             $ (0.23)     $ (0.40)     $ (0.48)
                                                                       -------      -------      -------
Net asset value, end of period                                         $  8.89      $  9.12      $  9.52
                                                                       =======      =======      =======
Total return*                                                             5.47%        3.93%       (2.09)%
Ratio of net expenses to average net assets+                              0.77%        0.80%        0.93%**
Ratio of net investment income to average net assets+                     8.11%        8.06%        7.99%**
Portfolio turnover rate                                                     44%          74%          61%**
Net assets, end of period (in thousands)                               $ 9,697      $ 9,007      $ 6,481
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             2.19%        2.23%        5.72%**
 Net investment income                                                    6.69%        6.63%        3.20%**
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                             0.75%        0.75%        0.89%**
 Net investment income                                                    8.13%        8.11%        8.03%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


30   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

                                                                      Year Ended   Year Ended
                                                                        9/30/03      9/30/02
CLASS B
Net asset value, beginning of period                                   $  8.86      $  8.85
                                                                       -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.56      $  0.60
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   1.25         0.03
                                                                       -------      -------
  Net increase (decrease) from investment operations                   $  1.81      $  0.63
Distributions to shareowners:
 Net investment income                                                   (0.54)       (0.62)
 Tax return of capital                                                       -            -
                                                                       -------      -------
Net decrease in net asset value                                        $  1.27      $  0.01
                                                                       -------      -------
Net asset value, end of period                                         $ 10.13      $  8.86
                                                                       =======      =======
Total return*                                                            20.98%        7.19%
Ratio of net expenses to average net assets+                              1.76%        1.74%
Ratio of net investment income to average net assets+                     5.23%        6.36%
Portfolio turnover rate                                                     55%          34%
Net assets, end of period (in thousands)                               $77,392      $19,601
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             2.09%        2.70%
 Net investment income                                                    4.90%        5.38%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.76%        1.73%
 Net investment income                                                    5.23%        6.35%


                                                                                                  4/15/99
                                                                      Year Ended   Year Ended       to
                                                                        9/30/01      9/30/00      9/30/99
CLASS B
Net asset value, beginning of period                                   $  9.11      $   9.56     $ 10.00
                                                                       -------      --------     -------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.70      $   0.68     $  0.23
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  (0.26)        (0.40)      (0.44)
                                                                       -------      --------     -------
  Net increase (decrease) from investment operations                   $  0.44      $   0.28     $ (0.21)
Distributions to shareowners:
 Net investment income                                                   (0.63)        (0.73)      (0.23)
 Tax return of capital                                                   (0.07)            -           -
                                                                       -------      --------     -------
Net decrease in net asset value                                        $ (0.26)     $  (0.45)    $ (0.44)
                                                                       -------      --------     -------
Net asset value, end of period                                         $  8.85      $   9.11     $  9.56
                                                                       =======      ========     =======
Total return*                                                             4.85%         3.05%      (2.10)%
Ratio of net expenses to average net assets+                              1.43%         1.52%       1.74%**
Ratio of net investment income to average net assets+                     7.44%         7.31%       7.07%**
Portfolio turnover rate                                                     44%           74%         61%**
Net assets, end of period (in thousands)                               $ 7,294      $  6,826     $ 5,689
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             2.85%         2.96%       6.21%**
 Net investment income                                                    6.02%         5.87%       2.60%**
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.41%         1.47%       1.70%**
 Net investment income                                                    7.46%         7.36%       7.11%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   31

Pioneer Strategic Income Fund

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================


                                                                       Year Ended   Year Ended
                                                                         9/30/03      9/30/02
CLASS C
Net asset value, beginning of period                                    $   8.83     $  8.82
                                                                        --------     -------
Increase (decrease) from investment operations:
 Net investment income                                                  $   0.54     $  0.61
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     1.25        0.02
                                                                        --------     -------
  Net increase (decrease) from investment operations                    $   1.79     $  0.63
Distributions to shareowners:
 Net investment income                                                     (0.54)      (0.62)
 Tax return of capital                                                         -           -
                                                                        --------     -------
Net decrease in net asset value                                         $   1.25     $  0.01
                                                                        --------     -------
Net asset value, end of period                                          $  10.08     $  8.83
                                                                        ========     =======
Total return*                                                              20.84%       7.22%
Ratio of net expenses to average net assets+                                1.70%       1.78%
Ratio of net investment income to average net assets+                       5.10%       6.13%
Portfolio turnover rate                                                       55%         34%
Net assets, end of period (in thousands)                                $156,285     $19,165
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               2.02%       2.73%
 Net investment income (loss)                                               4.78%       5.16%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.70%       1.75%
 Net investment income                                                      5.10%       6.15%


                                                                                                     4/15/99
                                                                       Year Ended   Year Ended         to
                                                                         9/30/01      9/30/00        9/30/99
CLASS C
Net asset value, beginning of period                                    $  9.06      $  9.52       $   10.00
                                                                        -------      -------       ---------
Increase (decrease) from investment operations:
 Net investment income                                                  $  0.79      $  0.62       $    0.27
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   (0.35)       (0.36)          (0.47)
                                                                        -------      -------       ---------
  Net increase (decrease) from investment operations                    $  0.44      $  0.26       $   (0.20)
Distributions to shareowners:
 Net investment income                                                    (0.61)       (0.72)          (0.28)
 Tax return of capital                                                    (0.07)           -               -
                                                                        -------      -------       ---------
Net decrease in net asset value                                         $ (0.24)     $ (0.46)      $   (0.48)
                                                                        -------      -------       ---------
Net asset value, end of period                                          $  8.82      $  9.06       $    9.52
                                                                        =======      =======       =========
Total return*                                                              4.93%        2.82%          (2.04)%
Ratio of net expenses to average net assets+                               1.34%        1.80%           1.49%**
Ratio of net investment loss to average net assets+                        7.45%        6.97%           6.65%**
Portfolio turnover rate                                                      44%          74%             61%**
Net assets, end of period (in thousands)                                $ 1,724      $   793       $     554
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              2.63%        3.24%          12.65%**
 Net investment income (loss)                                              6.16%        5.53%          (4.51)%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                              1.31%        1.75%           1.45%**
 Net investment income                                                     7.48%        7.02%           6.69%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


32   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

                                                                          4/1/03
                                                                            to
                                                                         9/30/03
CLASS R (a)
Net asset value, beginning of period                                    $  9.78
                                                                        -------
Increase from investment operations:
  Net investment income                                                 $  0.28
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                   0.67
                                                                        -------
   Net increase from investment operations                              $  0.95
Distributions to shareowners:
  Net investment income                                                   (0.28)
  Tax return of capital                                                       -
                                                                        -------
Net increase (decrease) in net asset value                              $  0.67
                                                                        -------
Net asset value, end of period                                          $ 10.45
                                                                        =======
Total return*                                                              9.83%
Ratio of net expenses to average net assets+                               1.06%**
Ratio of net investment loss to average net assets+                        4.75%**
Portfolio turnover rate                                                      55%**
Net assets, end of period (in thousands)                                $   176
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
  Net expenses                                                             1.36%**
  Net investment income                                                    4.45%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                             1.06%**
  Net investment income                                                    4.75%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class R Shares were first publicly offered on April 1, 2003.


The accompanying notes are an integral part of these financial statements.   33

Pioneer Strategic Income Fund

================================================================================
NOTES TO FINANCIAL STATEMENTS 9/30/03
================================================================================

1.   Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on January 5, 1999 and commenced operations on April 15, 1999. Prior to April 15, 1999 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class R Shares were first publicly offered April 1, 2003. Shares of Class A, Class B, Class C, and Class R each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C, and Class R shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and rating. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation method are valued at their fair values as determined by, or under the direction of the board of Trustees. Principal amounts of mortgage-

Pioneer Strategic Income Fund

================================================================================

================================================================================

     backed securities are adjusted for monthly paydowns. All discounts/ premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and are included in interest income. Market discount and premium are accreted or amortized daily. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes witheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     The Fund's investments in foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Strategic Income Fund

================================================================================
NOTES TO FINANCIAL STATEMENTS 9/30/03                                (continued)
================================================================================

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended September 30, 2003 and 2002 were as follows:

Pioneer Strategic Income Fund

================================================================================

================================================================================

--------------------------------------------------------------------------------
                                 2003           2002
------------------------------------------------------
  Distributions paid from:
   Ordinary income           $10,574,433    $2,226,826
   Long-term capital gain              -             -
                             -----------    ----------
                              10,574,433    $2,226,826
                             -----------    ----------
   Return of capital                   -             -
                             -----------    ----------
    Total                    $10,574,433    $2,226,826
                             ===========    ==========
--------------------------------------------------------------------------------

     The following shows components of distributable earnings on a federal income tax basis at September 30, 2003.

--------------------------------------------------------------------------------
                                       2003
----------------------------------------------
  Undistributed ordinary income    $ 4,104,378
  Undistributed long-term gain       1,006,787
  Unrealized appreciation           14,850,524
                                   -----------
    Total                          $19,961,689
                                   ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

     At September 30, 2003, the Fund reclassified $1,435,283 to increase accumulated undistributed net investment income and $1,435,283 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/ tax differences. This reclassification has no impact on the net asset value of the fund and is designed to present the Fund's capital accounts on a tax basis.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano) earned $116,551 in underwriting commissions on the sale of fund shares during the year ended September 30, 2003.

Pioneer Strategic Income Fund

================================================================================
NOTES TO FINANCIAL STATEMENTS 9/30/03                                (continued)
================================================================================

F.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the

Pioneer Strategic Income Fund

================================================================================

================================================================================

     form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2.   Management Agreement
PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $100 million; 0.70% of the next $400 million; and 0.65% of the next $500 million; and 0.60% on the assets over $1 billion.

Effective January 28, 2002, PIM has agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Class A expenses to 1.00% of average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2003, $126,983 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $23,871 in transfer agent fees payable from PIMSS at September 30, 2003.

Pioneer Strategic Income Fund

================================================================================
NOTES TO FINANCIAL STATEMENTS 9/30/03                                (continued)
================================================================================

4.   Distribution and Service Plans
The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, Class C Plan, and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $225,064 in distribution fees payable to PFD at September 30, 2003. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of class R shares with 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For year ended September 30, 2003, CDSCs in the amount of $186,072 were paid to PFD.

5.   Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2003, the Fund's expenses were reduced by $5,199 under such arrangements.

Pioneer Strategic Income Fund

================================================================================

================================================================================

6.   Forward Foreign Currency Contracts
During the fiscal year ended September 30, 2003, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of September 30, 2003 the fund had no outstanding portfolio or settlement hedges.

Pioneer Strategic Income Fund

================================================================================
REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareowners of Pioneer Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended September 30, 2001 were audited by other auditors who have ceased operations and whose report, dated November 5, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
November 7, 2003

Pioneer Strategic Income Fund

================================================================================
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
================================================================================

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Auditors
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("PIM") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

================================================================================
INTERESTED TRUSTEES
================================================================================

Name and Age                      Position Held With the Fund         Term of Office/Length of Service
John F. Cogan, Jr. (77)*          Chairman of the Board,              Trustee since 1999.
                                  Trustee and President               Serves until retirement or removal.

* Mr. Cogan is an Interested Trustee because he is an officer or director of the Trust's investment adviser and certain of its affiliates.

===========================================================================================================
Osbert Hood (51)**                Trustee and                         Trustee since June, 2003.
                                  Executive Vice President            Serves until retirement or removal.

**   Mr. Hood was elected Trustee and Executive Vice President on June 3, 2003.
     He is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

================================================================================
INDEPENDENT TRUSTEES
================================================================================

Name, Age and Address             Position Held With the Fund         Term of Office/Length of Service
Mary K. Bush (55)                 Trustee                             Trustee since 1999.
3509 Woodbine Street,                                                 Serves until retirement or
Chevy Chase, MD 20815                                                 removal.

===========================================================================================================
Richard H. Egdahl, M.D.           Trustee                             Trustee since September,
(76)                                                                  2000.
Boston University                                                     Serves until retirement
Healthcare                                                            or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
===========================================================================================================

================================================================================

================================================================================

Principal Occupation During                     Other Directorships Held by
Past Five Years                                 this Trustee

Deputy Chairman and a Director of               Director of Harbor Global
Pioneer Global Asset Management S.p.A.          Company, Ltd.
("PGAM"); Non-Executive Chairman and a
Director of Pioneer Investment
Management USA Inc. ("PIM-USA");
Chairman and a Director of Pioneer;
Director of Pioneer Alternative
Investment Management Limited (Dublin);
President and a Director of Pioneer
Alternative Investment Management
(Bermuda) Limited and affiliated funds;
President and a Director of Pioneer
Funds Distributor, Inc. ("PFD");
President of all of the Pioneer Funds;
and Of Counsel (since 2000, partner
prior to 2000), Hale and Dorr LLP
(counsel to PIM-USA and the Pioneer
Funds)

================================================================================
President and Chief Executive Officer,          None
PIM-USA since May, 2003 (Director since
January, 2001); President and Director
of Pioneer since May, 2003; Chairman and
Director of Pioneer Investment
Management Shareholder Services, Inc.
"PIMSS" since May, 2003; Executive Vice
President of all of the Pioneer Funds
since June, 2003; Executive Vice
President and Chief Operating Officer of
PIM-USA, November 2000-May 2003;
Executive Vice President, Chief
Financial Officer and Treasurer, John
Hancock Advisers, LLC, Boston, MA,
November 1999-November 2000; Senior Vice
President and Chief Financial Officer,
John Hancock Advisers, LLC, April
1997-November 1999

================================================================================

================================================================================
Principal Occupation During                     Other Directorships Held by
Past Five Years                                 this Trustee

President, Bush International                   Director of Brady Corporation
(international financial advisory firm)         (industrial identification and
                                                specialty coated material
                                                products manufacturer),
                                                Millennium Chemicals, Inc.
                                                (commodity chemicals),
                                                Mortgage Guaranty Insurance
                                                Corporation and R.J. Reynolds
                                                Tobacco Holdings, Inc.
                                                (tobacco)

================================================================================
Alexander Graham Bell Professor of              None
Health Care Entrepreneurship, Boston
University; Professor of Management,
Boston University School of Management;
Professor of Public Health, Boston
University School of Public Health;
Professor of Surgery, Boston University
School of Medicine; and University
Professor, Boston University
================================================================================

================================================================================
INDEPENDENT TRUSTEES
================================================================================

Name, Age and Address             Position Held With the Fund         Term of Office/Length of Service

Margaret B.W. Graham (56)         Trustee                             Trustee since 1999.
1001 Sherbrooke Street West,                                          Serves until retirement or removal.
Montreal, Quebec, Canada
============================================================================================================
Marguerite A. Piret (55)          Trustee                             Trustee since 1999.
One Boston Place, 28th Floor,                                         Serves until retirement or removal.
Boston, MA 02108
============================================================================================================
Stephen K. West (75)              Trustee                             Trustee since 1999.
125 Broad Street,                                                     Serves until retirement or removal.
New York, NY 10004
============================================================================================================
John Winthrop (67)                Trustee                             Trustee since 1999.
One North Adgers Wharf,                                               Serves until retirement or removal.
Charleston, SC 29401

============================================================================================================
FUND OFFICERS
============================================================================================================
Name and Age                      Position Held With the Fund         Term of Office/Length of Service

Dorothy E. Bourassa (55)          Secretary                           Since September, 2003.
                                                                      Serves at the discretion of Board.
============================================================================================================
David C. Phelan (46)              Assistant Secretary                 Since September, 2003.
                                                                      Serves at the discretion of the
                                                                      Board.
============================================================================================================
Christopher J. Kelley (38)        Assistant Secretary                 Since September, 2003.
                                                                      Serves at the discretion of the Board.
============================================================================================================
Vincent Nave (58)                 Treasurer                           Since November, 2000.
                                                                      Serves at the discretion of Board.
============================================================================================================
Luis I. Presutti (38)             Assistant Treasurer                 Since November, 2000.
                                                                      Serves at the discretion of Board.
============================================================================================================
Gary Sullivan (45)                Assistant Treasurer                 Since May, 2002.
                                                                      Serves at the discretion of Board.
============================================================================================================

================================================================================

================================================================================
Principal Occupation During                     Other Directorships Held by
Past Five Years                                 this Trustee

Founding Director, The Winthrop Group,          None
Inc. (consulting firm); Professor of
Management, Faculty of Management,
McGill University
================================================================================
President and Chief Executive Officer,          None
Newbury, Piret & Company, Inc.
(investment banking firm)
================================================================================
Senior Counsel, Sullivan & Cromwell             Director, The Swiss Helvetia
(law firm)                                      Fund,Inc. (closed-end investment
                                                company) and AMVESCAP PLC
                                                (investment managers)
================================================================================
President, John Winthrop & Co.,                 None
Inc. (private investment firm)

================================================================================

================================================================================
Principal Occupation During                     Other Directorships Held by
Past Five Years                                 this Officer

Secretary of PIM-USA: Senior Vice               None
President-Legal of Pioneer; and
Secretary/Clerk of most of
PIM-USA's subsidiaries since
October 2000; Assistant Secretary
from November 2000 to September
2003; Secretary of all of the
Pioneer Funds since September 2003;
and Senior Counsel, Assistant Vice
President and Director of
Compliance of PIM-USA from April
1998 through October 2000
================================================================================
Partner, Hale and Dorr LLP.                     None
Assistant Secretary of all of
Pioneer Funds since September 2003
================================================================================
Assistant Vice President and Senior             None
Counsel of Pioneer since July 2002; Vice
President and Senior Counsel of BISYS
Fund Services, Inc. (April 2001 to June
2002); Senior Vice President and Deputy
General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice
President and Associate General Counsel
from July 1996 to July 2000); Assistant
Secretary of all the Pioneer Funds since
September 2003
================================================================================
Vice President-Fund Accounting,                 None
Administration and Custody Services of
Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of
the Pioneer Funds (Assistant Treasurer
from June 1999 to November 2000)
================================================================================
Assistant Vice President-Fund                   None
Accounting, Administration and Custody
Services of Pioneer (Fund Accounting
Manager from 1994 to 1999); and
Assistant Treasurer of all of the
Pioneer Funds since November 2000
================================================================================
Fund Accounting Manager-Fund Accounting,        None
Administration and Custody Services of
Pioneer; and Assistant Treasurer of all
of the Pioneer Funds since May 2002
================================================================================

================================================================================
FUND OFFICERS
================================================================================

Name and Age                      Position Held With the Fund         Term of Office/Length of Service
Katherine Kim Sullivan (29)       Assistant Treasurer                 Since September, 2003.
                                                                      Serves  at the discretion of Board.
=========================================================================================================

================================================================================

================================================================================
Principal Occupation During                     Other Directorships Held by
Past Five Years                                 this Officer

Fund Administration Manager - Fund              None
Accounting, Administration and Custody
Services since June 2003; Assistant Vice
President - Mutual Fund Operations of
State Street Corporation from June 2002
to June 2003 (formerly Deustche Bank
Asset Management); Pioneer Fund
Accounting, Administration and Custody
Services (Fund Accounting Manager from
August 1999 to May 2002, Fund Accounting
Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the
Pioneer Funds since September 2003.
================================================================================

Pioneer Strategic Income Fund

================================================================================
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
================================================================================

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.


6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer Strategic Income Fund

================================================================================

================================================================================

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

================================================================================
RETIREMENT PLANS FROM PIONEER
================================================================================

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

================================================================================

================================================================================

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.


* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

================================================================================
HOW TO CONTACT PIONEER
================================================================================

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our Internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For more information on other Pioneer mutual funds, including charges and expenses, call 800-225-6292 and request a prospectus. Please read it carefully before investing or sending money.

[LOGO] PIONEER
       Investments (R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 26, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 26, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date November 26, 2003